AIG RETIREMENT COMPANY II
(Formerly, VALIC Company II)
Supplement to Prospectus dated January 1, 2008
Supplement to the Statement of Additional Information (“SAI”) dated January 1, 2008
Effective May 1, 2008, VALIC Company II (“VC II”) changed its name to AIG Retirement Company II (“ARC II”). All references to VC II contained in the Prospectus and SAI are amended to ARC II.
Date: May 1, 2008